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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                        OCTOBER 8, 2003 (OCTOBER 6, 2003)


                                KOSS CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      0-3295                  39-1168275
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)


          4129 NORTH PORT WASHINGTON AVENUE, MILWAUKEE, WISCONSIN 53212
          -------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (414) 964-5000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         99.1 Press Release dated October 6, 2003, announcing financial results for the quarter ended September 30, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).

ITEMS 9 & 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL
              CONDITION.

         On October 6, 2003, Koss Corporation issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

         The information in this report is being furnished (i) pursuant to Regulation FD, and (ii) pursuant to Item 12 Results of Operations and Financial Condition. In accordance with General Instructions B.2 and B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  October 8, 2003                     KOSS CORPORATION


                                                  By: /s/ Michael J. Koss
                                                      --------------------------
                                                      Michael J. Koss
                                                      Chief Executive Officer,
                                                      President and Chief
                                                      Financial Officer



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                                INDEX TO EXHIBITS


Exhibit
Number                            Description
------                            -----------

99.1 Press Release dated October 6, 2003, announcing financial results for the quarter ended September 30, 2003 (furnished and not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and not deemed incorporated by reference in any filing under the Securities Act of 1934, as amended).



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